Filed pursuant to Rule 497E
File No.: 333-17391

Poplar Forest Partners Fund

Class A	PFPFX
Institutional Class	IPFPX

Supplement to the Prospectus dated January 28, 2020,
as supplemented on January 7, 2021

Effective January 1, 2021, the investment advisory fee for the Poplar Forest Partners Fund is reduced to 0.85% for the first $250 million of assets, 0.775% for the next $750 million of assets, and 0.70% for assets in excess of $1 billion of the Fund’s average daily net assets. The expense cap has also been reduced to 0.95%. References to the investment advisory fee and the expense cap throughout the statutory prospectus are hereby revised as follows.

Prospectus

The following replaces the “Fees and Expenses of the Fund” section on page 1 of the prospectus:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Class A shares and Institutional Class shares of the Partners Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares, which are not reflected in the tables or the examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section on page 21 of the Fund’s statutory Prospectus, the “More About Class A Shares” section on page 32 of the Fund’s statutory Prospectus, the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 33 of the Fund’s Statement of Additional Information (“SAI”), and Appendix A to the Statutory Prospectus.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	1.33%	1.08%
Less: Fee Waiver(3)	-0.12%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver	1.21%	0.96%
(1)Management fees have been restated to reflect a reduction in fees effective January 1, 2021.
(2)Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include expenses of 0.01% attributed to acquired fund fees and expenses ("AFFE") as well as the reduction in Management Fees effective January 1, 2021.
(3) Poplar Forest Capital LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) in order to limit the Total Annual Fund Operating Expenses to 0.95% of average daily net assets of the Fund, (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2022, and may be terminated only by the Fund’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap.

Example. This Example is intended to help you compare the cost of investing in the Partners Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$617	$889	$1,181	$2,011
Institutional Class	$98	$332	$584	$1,306

The following paragraph replaces the second paragraph under the heading, “Investment Adviser” on page 20 of the prospectus:

The Adviser is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objective and policies. The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, each Fund pays the Adviser a monthly management fee. For the Partners Fund, the fees are calculated at the annual rate of 0.85% for the first $250 million of assets, 0.775% for the next $750 million of assets, and 0.70% for assets in excess of $1 billion. For the Partners Fund, for the fiscal year ended September 30, 2020, the Adviser received management fees of 0.78% of the Fund’s average daily net assets, after any waivers. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets for assets in excess of $1 billion. For the Cornerstone Fund, for the fiscal year ended September 30, 2020, the Adviser received management fees of 0.00% of the Fund’s average daily net assets, after any waivers.

The following replaces the section titled, “Fund Expenses” on page 21 of the prospectus:

Fund Expenses
The Funds are responsible for their own operating expenses. However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding AFFE, interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) in order to limit Total Annual Fund Operating Expenses of the Partners Fund to 0.95% of average daily net assets and to limit Total Annual Fund Operating Expenses of the Cornerstone Fund to 0.90% of average daily net assets. The term of the Funds’ operating expenses limitation agreement is indefinite, and it can only be terminated by a vote of the Board. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board. The Funds must pay current ordinary operating expenses before the Adviser is entitled to any recoupment of fees and expenses. This recoupment may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Caps.

Please retain this Supplement with your Prospectus.
The date of this Supplement is January 7, 2021.

Filed pursuant to Rule 497E
File No.: 333-17391

Poplar Forest Partners Fund

Class A	PFPFX
Institutional Class	IPFPX

Supplement to the Statement of Additional Information (“SAI”)
dated January 28, 2020, as supplemented on January 7, 2021

Effective January 1, 2021, the investment advisory fee for the Poplar Forest Partners Fund is reduced to 0.85% for the first $250 million of assets, 0.775% for the next $750 million of assets, and 0.70% for assets in excess of $1 billion of the Fund’s average daily net assets. The expense cap has also been reduced to 0.95%. References to the investment advisory fee and the expense cap throughout the SAI are hereby revised as follows.

Statement of Additional Information

The following replaces the second paragraph in the “The Funds’ Investment Advisor” section on page 26 of the SAI:

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Funds an investment management fee computed daily and payable monthly. For the Partners Fund, the fees are calculated at an annual rate of 0.85% for the first $250 million of assets, 0.775% for the next $750 million of assets, and 0.70% for assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets for assets in excess of $1 billion.

Please retain this Supplement with your SAI.
The date of this Supplement is January 7, 2021.